Exhibit 99.1

HC2 Holdings Reports First Quarter 2015 Results

New York, NY – (Marketwired) – 05/11/2015 – HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE MKT: HCHC), a diversified holding company that focuses on acquiring, investing in and operating businesses with attractive assets that it considers to be under- or fairly valued and growing its acquired businesses, today announced its consolidated results for the first quarter of fiscal 2015 ended on March 31, 2015.

“The diversification of HC2 resulted in a strong first quarter, highlighted by the over 20% year-over-year growth of Schuff’s pro forma revenues,” said Philip Falcone, HC2’s Chairman, President and Chief Executive Officer. “The company remains committed to building long-term value by acquiring businesses that offer significant growth potential, evidenced by the recently announced acquisition establishing our insurance industry platform. Looking forward, we will continue to pursue highly attractive, cash flow positive businesses in order to create value longer-term.”

First Quarter 2015 Highlights:

•	HC2 recorded total net revenues of $201.8 million for the first quarter of 2015.

•	Pro forma Net Revenue increased $8.4 million, or 4.3%, from $193.4 million a year ago, primarily driven by Schuff’s Pro forma Net Revenue increasing $21.7 million, or 20.7%, as major commercial projects launched in late 2014, and partially offset by expected seasonality at Global Marine.

•	Adjusted EBITDA for the first quarter of 2015 for our primary operating subsidiaries, Schuff and Global Marine, was a combined $14.2 million. Taking into consideration the effect of seasonality on these operating subsidiaries, year to date performance is in line with our expectations.

•	Consolidated cash as of March 31, 2015 was $128.9 million.

Additional Highlights:

•	On January 5, 2015, the Company issued 14,000 shares of Series A-2 Convertible Participating Preferred Stock convertible at a price of $8.25.

•	On March 26, 2015, the Company issued $50.0 million in aggregate principal amount of 11% Senior Secured Notes due 2019.

•	Schuff’s backlog was $306.1 million as of March 31, 2015, positioning them well for the balance of the year.

•	In March 2015, the Company exercised its warrants in Novatel which converted into 3,824,600 shares of common stock and also received a new warrant to purchase 1,593,583 shares of common stock at $5.50 per share. As a result, the Company’s ownership increased to approximately 23% of Novatel’s common stock.

•	On April 13, 2015, the Company signed a definitive agreement for the acquisition of long-term care and life insurance businesses, United Teacher Associates Insurance Company and Continental General Insurance Company, which will establish HC2’s insurance platform, Continental Insurance Group Ltd.

•	In April 2015, the Company invested CAD$20 million (or approximately $16 million) in convertible debentures of Gaming Nation Acquisition Corporation. Gaming Nation, headquartered in Toronto, Ontario, is a leading provider of both games of skill and games of chance designed for the avid sports fan and daily fantasy sports participants.

•	In April 2015, Dusenberry Martin Racing, or DMi, Inc., announced that its NASCAR® ’15 racing game will launch exclusively at GameStop for the Xbox 360 and PlayStation 3 on May 22, 2015

Highlights from First Quarter 2015 Operating Results

Pro forma Net Revenue

Pro forma Net Revenue for the first quarter of 2015, giving effect to the acquisition of Schuff and Global Marine as if they occurred on January 1, 2014, was $201.8 million, an increase of 4.3% from $193.4 million in Pro forma Net Revenue during the first quarter of 2014.

Income from Operations

During the first quarter of 2015, the Company reported income from operations of $0.8 million compared to a loss of $4.1 million during the first quarter of 2014. The first quarter of 2015 included stock-based compensation expense of $2.2 million compared to $238,000 during the first quarter of 2014.

Adjusted EBITDA

During the first quarter of 2015, the company’s primary operating subsidiaries, Schuff and Global Marine reported Adjusted EBITDA of $9.0 million and $5.3 million, respectively.

Non-GAAP Financial Measures and Other Information

Pro forma Net Revenue includes the as reported revenue for the comparable prior period adjusted for revenues from acquired businesses, subsequent to that periods end, made to facilitate direct comparison to the as reported revenue for the current period.

Management believes that presenting Pro forma Net Revenue is important to understanding the Company’s financial performance, providing better analysis of trends in our underlying businesses as it allows for comparability to prior period results.

The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) as adjusted for gain (loss) on sale or disposal of assets; interest expense; amortization of debt discount; interest income and other expense, net; foreign currency gain (loss); income tax (benefit) expense; loss from discontinued operations; non-controlling interests; share-based compensation expense; depreciation and amortization expense and foreign currency (gain) loss.

Management believes that Adjusted EBITDA is significant to gaining an understanding of the Company’s results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-US GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s US GAAP financial results.

2

Cautionary Statement Regarding Forward-Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. These statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries. Factors that could cause actual results, events and developments to differ include, without limitation, capital market conditions, the ability of HC2’s subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions, trading characteristics of the HC2 common stock, the ability of HC2 and its subsidiaries to identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management’s plans, changes in regulations, taxes and the risks that may affect the performance of the operating subsidiaries of HC2 and those factors listed under the caption “Risk Factors” in HC2’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, filed with the SEC. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HC2 does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

About HC2

HC2 Holdings, Inc. is a publicly traded (NYSE MKT: HCHC), diversified holding company, which seeks to acquire and grow attractive businesses that generate sustainable free cash flow. HC2 has a diverse array of operating subsidiaries, each with its own dedicated management team, across a broad set of industries, including, but not limited to, telecom/infrastructure, large-scale U.S. construction, energy, subsea services and life sciences. HC2 seeks opportunities that generate attractive returns and significant cash flow in order to maximize value for all stakeholders. Currently, HC2’s largest operating subsidiaries are Schuff, a leading structural steel fabricator in the United States, and Global Marine, a leading global offshore engineering company focused on subsea cable installation and maintenance. Founded in 1994, HC2 is headquartered in Herndon, Virginia.

For More Information on HC2 Holdings, Inc., Please Contact:

Ashleigh Douglas

ir@HC2.com

212-339-5875

3

HC2 HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2015	2014
Services revenue	$73,718	$43,354
Sales revenue	128,090	—
Net revenue	201,808	43,354
Operating expenses:
Cost of revenue - services	61,920	41,107
Cost of revenue - sales	110,536	—
Selling, general and administrative	23,053	6,204
Depreciation and amortization	5,006	210
(Gain) loss on sale or disposal of assets	473	(80)
Total operating expenses	200,988	47,441
Income/(loss) from operations	820	(4,087)
Interest expense	(8,608)	(1)
Amortization of debt discount	(92)	—
Interest income and other expense, net	193	(49)
Foreign currency transaction loss	(771)	(34)
Loss from continuing operations before income taxes and loss from equity investees	(8,458)	(4,171)
Loss from equity investees	(2,688)	—
Income tax benefit (expense)	5,833	(9)
Loss from continuing operations	(5,313)	(4,180)
Gain/(loss) from discontinued operations	(9)	17
Loss from sale of discontinued operations	—	(784)
Net loss	(5,322)	(4,947)
Less: Net loss attributable to noncontrolling interest	261	—
Net loss attributable to HC2 Holdings, Inc.	(5,061)	(4,947)
Less: Preferred stock dividends and accretion	1,088	—
Net loss attributable to common stock and participating preferred stockholders	$(6,149)	$(4,947)
Basic loss per common share:
Loss from continuing operations attributable to HC2 Holdings, Inc.	$(0.25)	$(0.29)
Loss from discontinued operations	—	—
Loss from sale of discontinued operations	—	(0.05)
Net income (loss) attributable to HC2 Holdings, Inc.	$(0.25)	$(0.34)
Diluted loss per common share:
Loss from continuing operations attributable to HC2 Holdings, Inc.	$(0.25)	$(0.29)
Loss from discontinued operations	—	—
Loss from sale of discontinued operations	—	(0.05)
Net loss attributable to HC2 Holdings, Inc.	$(0.25)	$(0.34)
Weighted average common shares outstanding:
Basic	24,146	14,631
Diluted	24,146	14,631

Amounts attributable to common shareholders of HC2 Holdings, Inc.
Loss from continuing operations attributable to HC2 Holdings, Inc.	$(6,140)	$(4,180)
Gain/(loss) from discontinued operations	(9)	17
Loss from sale of discontinued operations	—	(784)
Net loss attributable to HC2 Holdings, Inc.	$(6,149)	$(4,947)

4

 HC2 HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEET

(in thousands, except per share amounts)

	March 31,	December 31,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$128,872	$107,978
Short-term investments	11,768	4,867
Accounts receivable (net of allowance for doubtful accounts receivable of $2,675 and $2,760 at March 31, 2015 and December 31, 2014, respectively)	195,878	151,558
Costs and recognized earnings in excess of billings on uncompleted contracts	24,656	28,098
Deferred tax asset - current	1,701	1,701
Inventories	17,062	14,975
Prepaid expenses and other current assets	29,337	22,455
Assets held for sale	11,485	3,865
Total current assets	420,759	335,497
Restricted cash	7,063	6,467
Long-term investments	58,827	48,674
Property, plant and equipment, net	224,815	239,851
Goodwill	27,990	27,990
Other intangible assets, net	30,067	31,144
Deferred tax asset - long-term	15,198	15,811
Other assets	18,334	18,614
Total assets	$803,053	$724,048
Liabilities, temporary equity and stockholders’ equity
Current liabilities:
Accounts payable	$61,888	$79,794
Accrued interconnection costs	19,507	9,717
Accrued payroll and employee benefits	22,883	20,023
Accrued expenses and other current liabilities	40,183	34,042
Billings in excess of costs and recognized earnings on uncompleted contracts	31,848	41,959
Accrued income taxes	—	512
Accrued interest	12,043	3,125
Current portion of long-term debt	38,811	10,444
Current portion of pension liability	5,697	5,966
Total current liabilities	232,860	205,582
Long-term debt	376,549	332,927
Pension liability	28,384	31,244
Other liabilities	8,002	1,617
Total liabilities	645,795	571,370
Commitments and contingencies
Temporary equity
Preferred stock, $0.001 par value – 20,000,000 shares authorized; Series A - 30,000 shares issued and outstanding at March 31, 2015 and December 31, 2014; Series A-1 - 10,500 and 11,000 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively; Series A-2 - 14,000 and 0 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively	53,444	39,845
Stockholders’ equity:
Common stock, $0.001 par value – 80,000,000 shares authorized; 25,400,886 and 23,844,711 shares issued and 25,369,260 and 23,813,085 shares outstanding at March 31, 2015 and December 31, 2014, respectively	25	24
Additional paid-in capital	148,762	147,081
Accumulated deficit	(46,941)	(41,880)
Treasury stock, at cost – 31,626 shares at March 31, 2015 and December 31, 2014, respectively	(378)	(378)
Accumulated other comprehensive loss	(20,301)	(15,178)
Total HC2 Holdings, Inc. stockholders’ equity before noncontrolling interest	81,167	89,669
Noncontrolling interest	22,647	23,164
Total stockholders’ equity	103,814	112,833
Total liabilities, temporary equity and stockholders’ equity	$803,053	$724,048

5

HC2 HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities:
Net income (loss)	$(5,322)	$(4,947)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Provision for doubtful accounts receivable	95	107
Share-based compensation expense	2,235	238
Depreciation and amortization	6,881	210
Amortization of deferred financing costs	329	—
(Gain) loss on sale or disposal of assets	473	704
(Gain) loss on sale of investments	(164)	—
Equity investment (income)/loss	2,688	—
Amortization of debt discount	92	—
Deferred income taxes	(387)	1
Unrealized foreign currency transaction (gain) loss on intercompany and foreign debt	172	(34)
Changes in assets and liabilities, net of acquisitions:
(Increase) decrease in accounts receivable	(45,764)	2,767
(Increase) decrease in costs and recognized earnings in excess of billings on uncompleted contracts	3,468	—
(Increase) decrease in inventories	(2,355)	—
(Increase) decrease in prepaid expenses and other current assets	(1,492)	6,662
(Increase) decrease in other assets	(2,122)	798
Increase (decrease) in accounts payable	(18,908)	(1,795)
Increase (decrease) in accrued interconnection costs	10,111	(1,181)
Increase (decrease) in accrued payroll and employee benefits	3,723	(846)
Increase (decrease) in accrued expenses and other current liabilities	5,995	279
Increase (decrease) in billings in excess of costs and recognized earnings on uncompleted contracts	(10,116)	—
Increase (decrease) in accrued income taxes	(6,238)	(4)
Increase (decrease) in accrued interest	8,918	—
Increase (decrease) in other liabilities	(146)	(856)
Increase (decrease) in pension liability	(1,125)	—
Net cash provided by (used in) operating activities	(48,959)	2,103
Cash flows from investing activities:
Purchase of property, plant and equipment	(3,124)	(89)
Sale of property and equipment and other assets	998	80
Purchase of equity investments	(8,644)	—
Sale of equity investments	1,026	—
Purchase of available-for-sale securities	(6,664)	—
Investment in debt securities	(3,250)	—
Purchase of noncontrolling interest	(222)	—
(Increase) decrease in restricted cash	(893)	—
Net cash used in investing activities	(20,773)	(9)
Cash flows from financing activities:
Proceeds from long-term obligations	181,303	—
Principal payments on long-term obligations	(103,690)	—
Payment of deferred financing costs	(1,136)	—
Proceeds from sale of preferred stock, net	14,032	—
Proceeds from the exercise of warrants and stock options	—	2,891
Payment of dividend equivalents	—	(550)
Net cash provided by (used) in financing activities	90,509	2,341
Effects of exchange rate changes on cash and cash equivalents	117	(391)
Net change in cash and cash equivalents	20,894	4,044
Cash and cash equivalents, beginning of period	107,978	8,997
Cash and cash equivalents, end of period	$128,872	$13,041

6

 HC2 HOLDINGS, INC.

PRO FORMA NET REVENUE

(in thousands)

	Quarter Ended March 31,				Quarter-over-Quarter
	2015		2014
	Net	% of	Net	% of
(in thousands)	Revenue	Total	Revenue	Total	Variance	Variance %
Telecommunications	46,717	23.1%	43,354	22.4%	3,363	7.8%
Manufacturing	126,866	62.9%	105,142	54.4%	21,724	20.7%
Marine Services	27,001	13.4%	44,920	23.2%	(17,919)	-39.9%
Utilities	1,224	0.6%	—	0.0%	1,224	100.0%
Total Net Revenue	201,808	100.0%	193,416	100.0%	8,392	4.3%

	Quarter Ended March 31,				Quarter-over-Quarter
	2015		2014
	Net	% of	Net	% of
(in thousands)	Revenue	Total	Revenue	Total	Variance	Variance %
Telecommunications	46,717	23.1%	43,354	22.4%	3,363	7.8%
Manufacturing	126,866	62.9%	105,142	54.4%	21,724	20.7%
Marine Services	27,001	13.4%	44,920	23.2%	(17,919)	-39.9%
Utilities	1,224	0.6%	—	0.0%	1,224	100.0%
Total Net Revenue - pro forma	201,808	100.0%	193,416	100.0%	8,392	4.3%
Less revenue from:
Manufacturing	—		(105,142)
Marine Services	—		(44,920)
Total Net Revenue - GAAP	201,808		43,354

7

HC2 HOLDINGS, INC.

ADJUSTED EBITDA

(in thousands)

	Schuff	GMSL	ICS	Other	HC2 Holdings, Inc.
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31, 2015	March 31, 2015	March 31, 2015	March 31, 2015	March 31, 2015
Net income (loss)	$3,188	$1,607	$(524)	$(9,332)	$(5,061)
Adjustments to reconcile net income (loss) to Adjusted EBIT:
(Gain) loss on sale or disposal of assets	423	—	50	—	473
Interest expense	344	996	—	7,268	8,608
Amortization of debt discount	—	—	—	92	92
Interest income and other expense, net	(17)	—	(5)	(171)	(193)
Foreign currency (gain) loss	—	448	322	1	771
Income tax (benefit) expense	2,569	6	—	(8,408)	(5,833)
Loss from discontinued operations	9	—	—	—	9
Noncontrolling interest	85	—	—	(346)	(261)
Share-based payment expense	—	—	—	2,235	2,235
Adjusted EBIT	6,601	3,057	(157)	(8,661)	840
Depreciation and amortization	478	4,030	98	400	5,006
Depreciation and amortization (included in cost of revenue)	1,875	—	—	—	1,875
Foreign currency (gain) loss (included in cost of revenue)	—	(1,823)	—	—	(1,823)
Adjusted EBITDA	$8,954	$5,264	$(59)	$(8,261)	$5,898

8